SUMMARY PROSPECTUS - August 31, 2026

WILMINGTON U.S. TREASURY MONEY MARKET FUND

Class/Ticker   Preferred Institutional WTQXX   Institutional WTIXX   Select WTEXX Administrative WTAXX   Service WTSXX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund online at www.wilmingtonfunds.com. You can also get this information at no cost by calling 1.800.836.2211, by sending an email to funds@wilmingtontrust.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2026, are incorporated by reference into the Summary Prospectus.

Investment Goal

The Fund seeks to provide current income while maintaining liquidity and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold the Fund’s Preferred Institutional Class Shares, Institutional Class Shares, Select Class Shares, Administrative Class Shares and Service Class Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(Fees paid directly from your investment)

	Preferred Institutional Class	Institutional Class	Select Class	Administrative Class	Service Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None

Maximum Deferred Sales Charge (Load)	None	None	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None	None	None	None	None

Redemption Fee	None	None	None	None	None

Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Preferred Institutional Class	Institutional Class	Select Class	Administrative Class	Service Class

Management Fee	0.15%	0.15%	0.15%	0.15%	0.15%

Distribution and/or Service (12b-1) Fees	None	None	None	0.25%	0.25%

Other Expenses	0.07%	0.17%	0.32%	0.32%	0.32%

Total Annual Fund Operating Expenses	0.22%	0.32%	0.47%	0.72%	0.72%

Fee Waivers and/or Expense Reimbursements(1)	(0.06)%	(0.07)%	(0.15)%	(0.12)%	(0.06)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.16%	0.25%	0.32%	0.60%	0.66%

(1)	The Fund’s Advisor, distributor and shareholder services provider have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund’s Preferred Institutional, Institutional, Select, Administrative, and Service Class Shares will not exceed 0.16%, 0.25%, 0.32%, 0.60% and 0.66%, respectively, not including acquired fund fees and expenses, taxes, extraordinary expenses, brokerage commissions and interest. This waiver may be amended or withdrawn after August 31, 2027, or with the agreement of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund’s Preferred Institutional Class Shares, Institutional Class Shares, Select Class Shares, Administrative Class Shares and Service Class Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the fee waivers/expense reimbursements remain in place for the contractual period.

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WILMINGTON U.S. TREASURY MONEY MARKET FUND

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Preferred Institutional Class	$16	$65	$118	$274
Institutional Class	$26	$96	$173	$399
Select Class	$33	$136	$248	$577
Administrative Class	$61	$218	$389	$883
Service Class	$67	$224	$395	$889

Principal Investment Strategies of the Fund

The Fund operates as a “Government Money Market Fund,” as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. This means that the Fund invests at least 99.5% of its total assets in (1) U.S. government securities, (2) repurchase agreements that are collateralized fully by U.S. government securities or cash, (3) cash, and/or (4) other money market mutual funds that operate as Government Money Market Funds. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. treasury securities and repurchase agreements that are fully collateralized by U.S. treasury securities. A U.S. treasury security generally means any security issued or guaranteed as to principal or interest by the U.S. Treasury and are supported by the full faith and credit of the United States. In contrast to the Fund’s 99.5% policy, the Fund’s 80% policy does not include cash or repurchase agreements collateralized by cash. While the Board of Trustees may elect to impose a fee upon the sale of your shares, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund’s policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

In selecting securities for the Fund, the investment advisor considers factors such as current yield, the anticipated level of interest rates, and the maturity of the instrument relative to the maturity of the entire Fund. In addition, the Fund may purchase only securities that meet certain SEC requirements relating to maturity, diversification and credit quality, and must meet certain SEC requirements relating to portfolio liquidity. Under these requirements, the Fund’s securities must have remaining maturities of 397 calendar days or less, and the Fund must have a dollar-weighted average maturity of 60 calendar days or less and a dollar-weighted average life of 120 calendar days or less.

Principal Risks of Investing in the Fund

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account, is not a deposit of M&T Bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The investment advisor is not required to reimburse the Fund for losses, and you should not expect that the investment advisor will provide financial support to the Fund at any time, including during periods of market stress.

The primary factors that may reduce the Fund’s returns include:

•	Changing Fixed Income Market Conditions Risk. Interest rates have changed due to changes in Federal Reserve Bank (FRB) monetary policy actions, as well as the monetary policy responses of other central banks around the world. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

•	Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Interest Rate Risk. The risk posed by the fact that prices of fixed income securities rise and fall inversely in response to interest rate changes. For instance, a rise in interest rate causes a fall in the value of a fixed income security. In addition, this risk increases with the length of the maturity of the fixed income security. Accordingly, the yield earned by a Fund will vary with changes in interest rates. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower or negative yields, which may cause a decline in its income. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable NAV. Recent and potential future changes in government policy may affect interest rates, which may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates.

•

Investments in Other Money Market Mutual Funds Risk. To the extent that the Fund invests in shares of other money market mutual funds, its performance is directly tied to the performance of such other funds. If one of these other money market mutual funds fails to

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WILMINGTON U.S. TREASURY MONEY MARKET FUND

meet its objective, the Fund’s performance could be negatively affected. In addition, Fund shareholders will pay a proportionate share of the fees and expenses of such other money market mutual funds (including applicable management, administration and custodian fees) as well as the Fund’s direct expenses. Any such other money market mutual fund will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

•	Market Risk. There is a risk that the value of the Fund’s investments may decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, trade disputes, changes in trade regulation or economic sanctions, elevated levels of government debt, internal unrest and discord, lack of liquidity in the bond markets, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions, the threat or occurrence of a government shutdown, or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.

•	Repurchase Agreements Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

•	U.S. Government Securities Risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, with respect to its Service Class Shares, and by showing the Fund’s average annual total returns for 1, 5 and 10 years or life of the Fund. The table shows returns for the Fund’s indexes, the iMoneyNet, Inc. Treasury and Repo Retail Average and the iMoneyNet, Inc. Treasury and Repo Institutional Average, which have characteristics relevant to the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.wilmingtonfunds.com.

Annual Total Returns – Service Class Shares

Best Quarter 1.18% 3/31/2024 Worst Quarter 0.00% 12/31/2015

The Fund’s Service Class Shares total return for the six-month period from January 1, 2026 to June 30, 2026 was 1.63%.

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WILMINGTON U.S. TREASURY MONEY MARKET FUND

Average Annual Total Returns

(For the periods ended December 31, 2025)

	1 Year	5 Years	10 Years or Life of Shares

Preferred Institutional Class Shares

Return Before Taxes	4.18%	N/A	4.69%	*

Institutional Class Shares

Return Before Taxes	4.09%	3.09%	2.59%	**

Select Class Shares

Return Before Taxes	4.01%	3.03%	1.93%

Administrative Class Shares

Return Before Taxes	3.71%	2.84%	1.75%

Service Class Shares

Return Before Taxes	3.93%	2.82%	1.70%

iMoneyNet, Inc. Treasury and Repo Retail Average (reflects no deduction for taxes)	4.43%	1.46%	0.90%

iMoneyNet, Inc. Treasury and Repo Institutional Average (reflects no deduction for taxes)	4.74%	1.66%	1.05%

*	The total return shown for the Preferred Institutional Class Shares is for the period beginning December 29, 2023 (commencement of operations). The total returns for same corresponding period for the iMoneyNet Inc. Treasury and Repo Retail Average and iMoneyNet Inc. Treasury and Repo Institutional Average were 4.11% and 4.40%, respectively.

You may go to www.wilmingtonfunds.com or call the Fund at 1-800-836-2211 for the current 7-Day Net Yield.

Management of the Fund

Investment Advisor

Wilmington Funds Management Corporation

Investment Sub-Advisor

Wilmington Trust Investment Advisors, Inc.

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the New York Stock Exchange (“NYSE”) is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures.

On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day, to the time of such closing.

Minimum Initial Investment Amount (Service Class):*	$0

Minimum Initial Investment Amount (Administrative Class):*	$1,000

Minimum Initial Investment Amount (Select Class):*	$100,000

Minimum Initial Investment Amount (Institutional Class):*	$500,000

Minimum Initial Investment Amount (Preferred Institutional Class):*	$1,000,000

Minimum Subsequent Investment Amount (all share classes except Service Class):†	$25

*	Other restrictions may apply. See “Purchasing Shares” in the Prospectus for further information.

†	The minimum subsequent investment amount for Service Class shares is $0.

The minimum initial and subsequent investment amounts may be waived or lowered from time to time.

Tax Information

The distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions may be taxed when withdrawn from the tax-advantaged account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

WT TRMM 08.31.26

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